Exhibit 10.3

COLLATERAL ASSIGNMENT AGREEMENT

This COLLATERAL ASSIGNMENT AGREEMENT ("Assignment") is made and entered into as of this 23rd day of January, 2008, by and among HouseRaising, Inc., a North Carolina Corporation (the “Company" or “Assignor”), and Gregory J. Wessling, a resident of Mecklenburg County, North Carolina (the "Assignee").

RECITALS

A. Company owns the Intellectual Property known as System C which includes all components of a confidential and proprietary computerized management and operating system developed from Robert V. McLemore’s four decades of experiences gained from selling, designing and building 2,000 custom homes. This system utilizes cutting edge technology to develop a series of management processes based on time-proven old-world business techniques that has become HouseRaising. Through enhancements by the Company’s information technology team, hand-in-hand with Mr. McLemore and including the acquisition of LearnBytes, LLC, this software is changing the way custom homes are sold, designed and built. The Company’s Intellectual Property further includes all the plans, specification and design details previously contributed by Mr. McLemore, and which are subject to several patent-pending applications filed by Mr. McLemore and assigned over to the Company, including, without limitation, the mark “System C” and the URL HouseRaising.com and other URL’s owned by the Company related to the system.

B. Company has executed a Promissory Note and Forbearance Agreement in favor of Assignee of even date herewith (the “Note”), in exchange for a security interest under North Carolina law in the Intellectual Property and related assets (collectively, the "Assigned Assets"). The Assigned Assets are more particularly described on Exhibit "A" hereto.

C. The parties are executing this Agreement in order to memorialize their agreement regarding the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the Recitals set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. COLLATERAL ASSIGNMENT.

1.1 Assignor hereby grants, sells, assigns, transfers and sets over unto Assignee, its successors and assigns, all right, title and interest in and to the Assigned Assets, including, without limitation any and all renewals and extensions thereof, as collateral security for the repayment in full of all obligations and indebtedness of Assignor to Assignee of every kind and nature under and pursuant to the Note.

1.2 Assignor shall take all steps necessary to perfect the security interest herein, including the registration of this assignment with the United States Patent and Trademark Office or with the appropriate UCC division of the Secretary of State.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY.

The Company hereby represents, warrants and covenants to the Assignee as follows:

2.1 ORGANIZATION. GOOD STANDING AND QUALIFICATION. The Company is a Corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

2.2 CAPITALIZATION. The authorized capital of the Company consists of One Hundred Million (100,000,000) shares of common Stock, $.001 par value, and Ten Million (10,000,000) shares of preferred stock, $.001 par value.

2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been or will be taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms.

III. MISCELLANEOUS

3.1 ENTIRE AGREEMENT. This Agreement and all other documents executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to these matters and supersede all prior agreements, written or oral, with respect thereto.

3.2 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina without regard to its conflict of law principles.

3.3 BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law.

3.4 VARIATIONS IN PRONOUNS. All pronouns and variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may Require.

3.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

3.6 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

HOUSERAISING, INC. ("ASSIGNOR")

/s/ Richard A. von Gnechten
Richard A. von Gnechten, Chief Financial Officer

GREGORY J. WESSLING (“ASSIGNEE”)

/s/ Gregory J. Wessling
(In His Individual Capacity)

EXHIBIT A

All Property and Equipment reflected on Balance Sheet of company, valued at $705,488 as of 9/30/07 as further detailed below:

HouseRaising, Inc.
Property and Equipment
As of 9/30/07

	2000	2001	2002	2003	2004	2005	2006	As of 9/30 2007	Total
Computer Equipment	28,402.90		7,278.11			14,027.93	9,242.86	7,585.56	66,537.36
Software	4,075.00					(84.89)	3,956.88	6,777.31	14,724.30
Furniture (Corp & HR-C)	37,300.00				48,448.09	6,278.00		16,582.51	108,608.60
Furniture (HR-GC)								24,972.53	24,972.53
Office Equipment	34,729.84								34,729.84
Telephone	3,709.95								3,709.95
Asset Purchase					11,488.11	167,225.71		5,389.76	184,103.58
Design Center (HR-C)						6,607.20	39,206.75	3439.09	49,253.04
Design Center (HR-GC)							16,102.39	202,746.41	218,848.80
	108,217.69	-	7,278.11	-	59,936.20	194,053.95	68,508.88	267,493.17	705,488.00

All Capitalized Software (also known as System-C) as reflected on Balance Sheet of company, valued at $14,577,344 as of 9/30/07, including related patents (including those noted below), trademarks/service markets (including those noted below) and all HRI Master Portfolio Plans of the company (approximately 1917 hard copy and 696 electronic plan files) reflecting a total of approximately 2613 total plans:

U.S. PATENT APPLICATION – SERIAL NO.: 11/029,569 (FILED JANUARY 5, 2005)

SYSTEM AND METHOD FOR AUTOMATED MANAGEMENT OF CUSTOM HOME DESIGN AND BUILD PROJECTS, REFERENCE FILE #P/4267-2

FORMAL DRAWINGS - SUBMITTED ON 2/27/2006

PUBLISHED - JUNE 7, 2007 (ELECTRONIC PUBLICATION # US-2007-0129971-A1)

INTERNATIONAL PATENT APPLICATION - SERIAL NO.: 11/029,569 (FILED JANUARY 17, 2005)

SYSTEM AND METHOD FOR AUTOMATED MANAGEMENT OF CUSTOM HOME DESIGN AND BUILD PROJECTS - BASED ON US PATENT APPLICATION & SERIAL NO.: 11/029,569. REFERENCE FILE #P/4267-4

UNITED STATES ART SEARCH REPORT

INTERNATIONAL SEARCH REPORT

U.S. PATENT APPLICATION – SERIAL NO.: 60/734,234 (FILED NOVEMBER 7, 2005)

SYSTEM AND METHOD FOR AUTOMATED MANAGEMENT AND ON-LINE ACADEMIC INSTITUTION FOR CUSTOM HOME DESIGN AND BUILD PROJECTS

STATUS: WRITTEN OPINION AND SEARCH REPORT FROM PCT INTERNATIONAL SEARCHING AUTHORITY AT 10/10/2007 AND DISCLOSURE STATEMENT AT 9/20/2007

U.S. PATENT APPLICATION – SERIAL NO.: 60/786,855 (FILED MARCH 29, 2006)

SYSTEM AND METHOD FOR AUTOMATED MANAGEMENT OF REPLACEMENT BUILDING PROJECTS IN A DISASTER RELIEF AREA

PUBLISHED - DECEMBER 13, 2007 (ELECTRONIC PUBLICATION # US-2007-0288269-A1)

Trademarks/Service Marks	Type of Mark	Original Owner of Mark	Current Owner	1st Used Date	Filing Date or Last Renewal Date	Registration Date	Expiration Date	Serial No.	Registration No.	Date Continued Use Form Due Yr. 5 & 6
HouseRaising	US	HouseRaising, Inc. - NC	HouseRaising, Inc.- NC	5/5/1999	10/11/2005	3/27/2007	3/27/2017	78/731105	3,221,713
House Raising USA	US	The MBSIHOME Corp	HouseRaising, Inc.- NC	5/10/2000	8/23/2001	1/14/2003	1/14/2013	78/080750	2,675,093	1/14/2008-2009
HouseRaising, A National Company of Local Homebuilders	US	HouseRaising, Inc.- NC	HouseRaising, Inc.- NC	5/5/1999	10/11/2005	3/27/2007	3/27/2017	78/731121	3,221,714
Old World Craftsmanship in New World Relationships	US	HouseRaising, Inc. -Delaware	Assignment Pending 4/26/2006 to HRI - NC Corp	11/30/2003	1/29/2004	9/6/2005	9/6/2015	78/359321	2,991,884	9/6/2010-2011
Straight, Level & Square	US	HouseRaising, Inc. - Delaware	Assignment Pending 4/26/2006 to HRI - NC Corp	6/24/2003	6/25/2003	8/31/2004	8/31/2014	78/266729	2,879,409	8/31/2009-2010
REVOLUTIONIZING the Way CUSTOM HOMES are Designed & Built	US	HouseRaising, Inc. - Delaware	Assignment Pending 4/26/2006 to HRI - NC Corp	3/1/2004	6/11/2004	12/27/2005	12/27/2015	78/434121	3,034,683	12/27/2010-2011
The MBSIHome Corp	US	The MBSIHOME Corp	The MBSIHOME Corp	3/1/1999	5/14/1999	8/22/2000	8/22/2010	75/706771	2,379,123
MBSIHOMES	US	The MBSIHOME Corp	The MBSIHOME Corp	3/1/1999	5/14/1999	8/29/2000	8/29/2010	75/706769	2,381,024
PowerHouse Specifications	US	HouseRaising, Inc. - NC	HouseRaising, Inc.- NC	5/5/1999	1/18/2006	11/27/2007	11/27/2017	78/793764	3,343,913
A Builder's Home	US	HouseRaising, Inc. - NC	HouseRaising, Inc.- NC	1/1/2006	6/19/2007	Pending	Pending	77/209658	Pending
HouseRaising, For All the Right Reasons	US	HouseRaising, Inc. - NC	HouseRaising, Inc.- NC	1/1/2004	6/19/2007	Pending	Pending	77/209612
Together, We Can Build Your Dream	US	HouseRaising, Inc. -NC	HouseRaising, Inc.- NC	6/1/2007	6/19/2007	Pending - Under Opposition	Pending	77/209570

Domains
Domain Name	Management Company	Created Date
houseraisingusa.com	Network Solutions	2/10/2001
houseraisingusa.net	Network Solutions	2/10/2001
houseraisingacademy.com	GoDaddy.com	5/18/2005
houseraisingacademy.net	GoDaddy.com	5/18/2005
houseraising.com	Network Solutions	5/4/2002
houseraising.net	Network Solutions	9/14/2001
synergybuildernetwork.com	Network Solutions	2/16/2000